Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes is summarized below:

	Year Ended December 31,
Dollars in thousands	2014	2013	2012
United States	$37,547	$32,136	$52,422
Foreign	10,990	20,651	18,555
	$48,537	$52,787	$70,977

Income tax expense (benefit) is summarized as follows:

	Year Ended December 31,
Dollars in thousands	2014	2013	2012
Current:
United States:
Federal	$(3,079)	$(3,658)	$7,791
State	5,335	1,968	733
Foreign	20,311	14,599	9,518

Deferred:
United States:
Federal	4,703	10,720	15,612
State	(379)	2,820	4,296
Foreign	(2,815)	(841)	(4,071)
	$24,076	$25,608	$33,879

Total income tax expense differs from the amount computed by multiplying income before income taxes by the U.S. federal income tax statutory rate. The reasons for this difference are as follows:

	Year Ended December 31,
	2014		2013		2012
Dollars in thousands	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income
Computed Expected Tax Expense	$16,988	35.0%	$18,476	35.0%	$24,842	35.0%
Foreign Taxes	11,221	23.1%	12,470	23.6%	13,171	18.6%
Tax Effect Different From Statutory Rates	(3,389)	(7.0)%	(8,920)	(16.9)%	(8,080)	(11.4)%
State Taxes, net of federal benefit	3,117	6.4%	4,099	7.8%	4,757	6.7%
Foreign Tax Credits	(3,043)	(6.3)%	(1,484)	(2.8)%	(1,867)	(2.6)%
Change in Valuation Allowance	2,800	5.8%	1,975	3.7%	(1,662)	(2.3)%
Uncertain Tax Positions	(1,125)	(2.3)%	2,472	4.7%	(6,642)	(9.4)%
Permanent Differences	676	1.4%	4,005	7.6%	5,477	7.7%
Prior Year Return to Provision Adjustments	(2,618)	(5.4)%	(6,268)	(11.9)%	4,057	5.7%
Other	(551)	(1.1)%	(1,217)	(2.3)%	(174)	(0.2)%
Unremitted Foreign Earnings-Current Year Adjustment	—	—%	—	—%	—	—%
Actual Tax Expense	$24,076	49.6%	$25,608	48.5%	$33,879	47.8%

The components of the Company’s deferred tax assets and liabilities as of December 31, 2014 and 2013 are shown below:

	December 31,
Dollars in thousands	2014	2013
Deferred tax assets
Current deferred tax assets:
Reserves established against realization of certain assets	$2,156	$1,504
Accruals not currently deductible for tax purposes	4,897	7,223
Other state deferred tax asset, net	412	990
Foreign Local Office	11	223
Gross current deferred tax assets	7,476	9,940
Current deferred tax valuation allowance	—	—
Net current deferred tax assets	7,476	9,940
Non-current deferred tax assets:
Federal net operating loss carryforwards	17,235	—
State net operating loss carryforwards	1,130	864
Other state deferred tax asset, net	1,246	1,909
Foreign Tax Credits	37,344	27,462
FIN 48	4,870	8,317
Foreign tax	28,645	18,499
Asset Impairment	38,931	48,743
Accruals not currently deductible for tax purposes	—	1,017
Deferred compensation	3,210	2,436
Other	—	—
Gross long-term deferred tax assets	132,611	109,247
Valuation Allowance	(9,922)	(6,827)
Net non-current deferred tax assets, net of valuation allowance	122,689	102,420
Net deferred tax assets	130,165	112,360
Deferred tax liabilities:
Non-current deferred tax liabilities:
Property, Plant and equipment	(43,637)	(32,505)
Foreign tax local	(4,985)	(1,440)
Other state deferred tax liability, net	(3,491)	(4,819)
Other	(2)	(3)
Gross non-current deferred tax liabilities	(52,115)	(38,767)
Net deferred tax asset	$78,050	$73,593

As part of the process of preparing the consolidated financial statements, the Company is required to determine its provision for income taxes. This process involves estimating the annual effective tax rate and the nature and measurements of temporary and permanent differences resulting from differing treatment of items for tax and accounting purposes. These differences and the operating loss and tax credit carryforwards result in deferred tax assets and liabilities. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or a portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income of appropriate character in each taxing jurisdiction during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. To the extent the Company believes that it does not meet the test that recovery is more likely than not, it establishes a valuation allowance. To the extent that the Company establishes a valuation allowance or changes this allowance in a period, it adjusts the tax provision or tax benefit in the consolidated statement of operations. We use our judgment in determining provisions or benefits for income taxes, and any valuation allowance recorded against previously established deferred tax assets. Based upon the factors considered by management in assessing the realizability of the deferred tax assets, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2014. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.
On September 13, 2013, the U.S. Treasury Department and the Internal Revenue Service issued final regulations that address costs incurred in acquiring, producing, or improving tangible property (the “tangible property regulations”). The tangible property regulations are generally effective for tax years beginning on or after January 1, 2014. The tangible property regulations required the Company to make additional tax accounting method changes as of January 1, 2014; however, the impact of these changes has not been material to the Company’s consolidated financial position, its results of operations, or both.
The 2014 results include income tax benefits of $2.2 million related to the settlement of our US Federal Internal Revenue Service refund claim for periods 2008-2011 and $25.0 million for depreciation and amortization relating to our two arctic-class drilling rigs in Alaska. In addition, we increased our valuation allowance by $2.8 million primarily related to foreign net operating losses.
The 2013 results include income tax benefits of $3.3 million related to the enacted Mexican tax reform as applied to the expected future utilization of deferred tax assets and liabilities and $20.9 million for depreciation and amortization relating to our two arctic-class drilling rigs in Alaska. In addition, we increased our valuation allowance by $2.0 million primarily related to foreign net operating losses.
The 2012 results include income tax expenses of $1.7 million related to the effective settlement of our US Federal Internal Revenue Service examination for the 2006 through 2010 periods and $7.7 million for depreciation and amortization relating to our two arctic-class drilling rigs in Alaska. In addition, we decreased our valuation allowance by $1.7 million primarily related to foreign NOLs.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Dollars in thousands
Balance at January 1, 2014	$(12,209)
Additions based on tax positions taken during a prior period	(3,862)
Additions based on tax positions taken during the current period	(385)
Reductions related to settlement of tax matters	6,088
Reductions based on tax positions taken during a prior period	2,169
Balance at December 31, 2014	$(8,199)

In many cases, our uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2014:

Colombia	2010-present
Kazakhstan	2007-present
Mexico	2009-present
Papua New Guinea	2011-present
Russia	2011-present
United States — Federal	2012-present
United Kingdom	2012-present

At December 31, 2014, we had a liability for unrecognized tax benefits of $8.2 million ($3.6 million of which, if recognized, would favorably impact our effective tax rate), which includes payments of approximately $6.1 million made during 2014 in settlement of notices of assessment in Kazakhstan which were fully reserved.
The Company recognized interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2014 and December 31, 2013 we had approximately $3.3 million and $7.9 million of accrued interest and penalties related to uncertain tax positions, respectively. We recognized an increase of $0.7 million of interest and no penalties on unrecognized tax benefits for the year ended December 31, 2014.
As of December 31, 2014, the Company has permanently reinvested accumulated undistributed earnings of foreign subsidiaries and, therefore, has not recorded a deferred tax liability related to subject earnings. Upon distribution of additional earnings in the form of dividends or otherwise, we would likely be subject to US income taxes and foreign withholding taxes. It is not practicable to determine precisely the amount of taxes that may be payable on the eventual remittance of these earnings because of the application of US foreign tax credits. While we currently claim foreign tax credits, we may not be in a credit position if and when future remittances of foreign earnings occur, or the limitation imposed by the Internal Revenue Code and regulations thereunder may not allow the credits to be utilized during the applicable carryback and carryforward periods.